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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" in this Registration Statement (Form N-1A 333-25803) of JPMorgan Equity Funds.

       ERNST & YOUNG LLP

New York, New York
April 28, 2003